UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2015

LIFELOGGER TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-186415	45-5523835
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11380 Prosperity Farms Road, Suite 221E, Palm Beach Gardens, FL	33410
(Address of principal executive offices)	(Zip Code)

(416) 907-8976

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Prior independent registered public accounting firm

On September 18, 2015, the registrant’s Board of Directors approved the dismissal of Li and Company, PC (“Li and Company”) as our independent registered public accounting firm. Li and Company was engaged as our independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2014 and 2013 The registrant informed Li and Company of its dismissal on September 18, 2015. The decision to dismiss Li and Company was effective as of the date of notification of dismissal.

The report of Li and Company on the registrant’s financial statements for the fiscal year ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained an explanatory paragraph which raised substantial doubt on our ability to continue as a going concern.

During the fiscal year ended December 31, 2014 and 2013, and through the date of dismissal, (a) we had no disagreements with Li and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Li and Company, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (b) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Li and Company with a copy of this disclosure prior to its filing with the Securities and Exchange Commission, and requested that Li and Company furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Li and Company is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On September 18, 2015, our Board of Directors approved the engagement of Anton & Chia, LLP (“Anton”) as our independent registered public accounting firm, and Anton was engaged on September 18, 2015. During our two most recent fiscal years and through September 18, 2015, neither the registrant nor anyone on its behalf consulted Anton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Anton concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from Li and Company, PC to the Securities and Exchange Commission dated September 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOGGER TECHNOLOGIES CORP.

Date: September 23, 2015	By:	/s/ Stewart Garner
Stewart Garner
Chief Executive Officer